                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                                PerkinElmer, Inc.
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               (Exact name of registrant as specified in charter)

      Massachusetts                   1-5075                     04-2052042
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 (State or other juris-             (Commission                 (IRS Employer
diction of incorporation)           File Number)             Identification No.)


45 William Street, Wellesley, Massachusetts                             02481
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  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (781) 237-5100

                                 Not applicable
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          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

THIS 8-K/A IS FILED IN ITS ENTIRETY SOLELY TO ATTACH THE FINANCIAL STATEMENTS TO OUR PRESS RELEASE FILED UNDER EXHIBIT 99.1, INADVERTENTLY OMITTED FROM THE ORIGINAL FILING.




ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On April 24, 2003, PerkinElmer, Inc. announced its financial results for the quarter ended March 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003                      PerkinElmer, Inc.

                                          By:   /s/ Robert F. Friel
                                                -------------------
                                                Robert F. Friel,
                                                Senior Vice President
                                                and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                          Description
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99.1                                 Press release dated April 24, 2003